PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2022
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY, PLANT, AND EQUIPMENT

Property, plant and equipment, net, consists of the following:

	September 30, 2022	September 30, 2021

Buildings	$967,530	$1,065,736
Machinery, equipment and furniture	1,866,760	2,037,311
Motor Vehicles	201,537	222,679
Construction-in-progress (“CIP”) (1)	20,274,698	17,555,078
Subtotal	23,310,525	20,880,804
Less: accumulated depreciation	(1,686,088)	(1,652,162)
Property, plant and equipment, net	$21,624,437	$19,228,642

Depreciation expense was $210,916, $219,906 and $226,527 for the years ended September 30, 2022, 2021 and 2020, respectively.

(1)	Construction-in-progress (“CIP”) represents direct costs of construction incurred for the Company’s manufacturing facilities. On August 16, 2017, the Company’s subsidiary, Xi’an App-Chem Bio(Tech) Co.,Ltd. started to construct a new manufacturing plant in Tongchuan City (“Tongchuan Project”), Shaanxi Province, with total budget of RMB 95.0 million (approximately $13.4 million) for construction of the main body of the manufacturing plant, plant decoration and purchase of machinery and equipment. The total budget increased to RMB 114.0 million (approximately $16.0 million) on July 2, 2021 due to increased material and labor cost, as well as longer construction period caused by COVID-19 pandemic. The construction of Tongchuan Project was fully completed and put into production in December 2022.

SCHEDULE OF FUTURE MINIMUM CAPITAL EXPENDITURES ON THE CONSTRUCTION-IN-PROGRESS

As of September 30, 2022, future minimum capital expenditures on the Company’s two CIP projects are estimated as follows:

Years ending September 30,	Tongchuan CIP Project	Yumen CIP Project	Total
2023	$-	$196,809	$196,809
2024	-	-	-
2025	-	-	-
2026	306,737	224,924	531,661
Total	$306,737	$421,733	$728,470